                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 16, 2006 (this "Amendment") among CRAWFORD & COMPANY, a Georgia corporation ("Crawford") and CRAWFORD & COMPANY INTERNATIONAL, INC., a Georgia corporation ("International"; International and Crawford are collectively referred to herein as the "Borrowers", and each individually as, a "Borrower"), the LENDERS party hereto (the "Lenders") and SUNTRUST BANK ("SunTrust"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                   WITNESSETH:

          WHEREAS, the Borrowers, the Lenders and SunTrust, as Administrative Agent, are parties to that certain First Amended and Restated Credit Agreement dated as of September 30, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the "Credit Agreement");

          WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as more fully described herein, and the Lenders are willing to agree to such amendments on the terms and conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree that, effective as of the Effective Date (as defined in Section 4 hereof), the Credit Agreement shall be amended as follows:

          Section 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.

          Section 2. Amendments. Effective as of the Effective Date:

          (a) Section 1.1 of the Credit Agreement shall be amended by adding the following sentence at the end of the defined term "INDEBTEDNESS":

     "Notwithstanding the foregoing, the Permitted Sale/Leaseback Transaction shall be excluded from 'sale and leaseback transactions' in clause (x) of the definition of Indebtedness; provided, however, if the lease obligations under the Permitted Sale/Leaseback Transaction would otherwise be included in the definition of Indebtedness, such lease obligations shall not be excluded from the definition of Indebtedness."

          (b) Section 1.1 of the Credit Agreement shall be amended by deleting the defined term "PERMITTED SALE/LEASEBACK TRANSACTION" therein and substituting in lieu thereof the following definition:

               "PERMITTED SALE/LEASEBACK TRANSACTION" shall mean a transaction to be entered into by Crawford after the Closing Date pursuant to which Crawford will sell its corporate headquarters located at 5620 Glenridge Drive, Atlanta, Georgia, and contemporaneously lease property to be used as Crawford's corporate headquarters; provided, that (i) such sale/leaseback transaction is consummated no later than September 30, 2006; (ii) Crawford receives gross cash proceeds of not less than $8,000,000 in connection with such sale, (iii) no Default or Event of Default exists immediately prior to such sale/leaseback transaction or will result after giving effect to such sale/leaseback transaction and (iv) the terms and conditions of the lease of such property are reasonably acceptable to the Administrative Agent.

          (c) Section 7.6 of the Credit Agreement shall be amended by deleting clause (c) thereof and substituting in lieu thereof the following:

               "(c) the sale or other disposition of the real property and improvements currently comprising Crawford's corporate headquarters at 5620 Glenridge Drive, Atlanta, Georgia, but only if (i) prior to the consummation of such sale or disposition (x) replacement offices have been leased or purchased and (y) Crawford has given the Administrative Agent written notice of its new address in accordance with Section 10.1, (ii) such sale or disposition is consummated no later than September 30, 2006;
     (iii) Crawford receives gross cash proceeds of not less than $8,000,000 in connection with such sale or disposition and (iii) no Default or Event of Default exists immediately prior to such sale or disposition or will result after giving effect to such sale or disposition; and"

          Section 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders and the Administrative Agent that as of the Effective Date:

          (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

          (b) the execution and delivery by the Borrowers of this Amendment are within the corporate power and authority of the Borrowers, have been duly authorized by all requisite corporate action of the Borrowers, and do not and will not contravene any provision of applicable law or the Borrowers' articles of incorporation or by-laws, or any amendment thereof, or any indenture, agreement, instrument or undertaking binding on the Borrowers, including, without limitation, the Note Purchase Agreement. This Amendment has been duly executed by the Borrowers;

          (c) the Credit Agreement and the other Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Borrowers, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights;

          (d) on and as of the date hereof, and on the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred or will otherwise exist; and

          (e) All Subsidiary Loan Parties, and all Subsidiaries of Crawford that are required to be or become a Subsidiary Loan Party pursuant to Section
     5.10 of the Credit Agreement, have duly executed and delivered the Reaffirmation (as defined below).

          Section 4. Conditions Precedent. This Amendment, and the amendments contemplated hereby, shall become effective as of the date (the "Effective Date") that the Administrative Agent shall have received each of the following, in form and substance satisfactory to it:

          (a) This Amendment, duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent.

          (b) A Reaffirmation of Obligations under Loan Documents (the "Reaffirmation") duly executed by the Borrowers, the Administrative Agent, the Lenders and each of the Subsidiary Loan Parties, in the form of Exhibit A attached hereto;

          (c) on or prior to the Effective Date, delivery of certified copies of all consents, approvals, authorizations, registrations, or filings required to be made or obtained, if any, by either Borrower and any Subsidiary Loan Party in connection with this Amendment and the transactions contemplated herein; and

          (d) Such other documents as the Administrative Agent on behalf of the Lenders may reasonably request.

          Section 5. Release. In consideration of the amendments contained herein, the Borrowers hereby waive and release each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

          Section 6. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  [Remainder of page intentionally left bank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to First Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                        BORROWERS

                                        CRAWFORD & COMPANY


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Senior Vice President & Treasurer

                                        U.S. Federal Tax Identification
                                        No.: 58-0506554


                                        CRAWFORD & COMPANY INTERNATIONAL, INC.


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Vice President & Treasurer

                                        U.S. Federal Tax Identification
                                        No.: 58-1925694

                                        Notice Address:

                                        5620 Glenridge Drive N.E.
                                        Atlanta, Georgia 30342
                                        Attention: Joe Caporaso
                                        Telecopy No.: 404-845-3127

                                        LENDERS

                                        SUNTRUST BANK,
                                           as Administrative Agent, Issuing
                                           Bank,
                                           as Swingline Lender and as a Lender


                                        By: /s/ Kelly Gunter
                                            ------------------------------------
                                        Name: Kelly Gunter
                                        Title: Vice President


                                        BANK OF AMERICA, N.A.,
                                           as Syndication Agent and a Lender


                                        By: /s/ Kristen Carver
                                            ------------------------------------
                                        Name: Kristen Carver
                                        Title: Vice President


                                        CITIBANK, N.A.,
                                           as a Lender


                                        By: /s/ Tom Hollahan
                                            ------------------------------------
                                        Name: Tom Hollahan
                                        Title: Vice President

                                    EXHIBIT A

                REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS

     Reference is hereby made to that certain First Amended and Restated Credit Agreement dated as of September 30, 2005 among Crawford & Company, Crawford & Company International, Inc., the Lenders a party thereto and SunTrust Bank, as Administrative Agent, as amended pursuant to that certain Amendment No. 1 to First Amended and Restated Credit Agreement dated as of June 16, 2006 (as so amended, the "Credit Agreement"; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement).

     Crawford hereby (i) reaffirms its continuing obligations owing to the Collateral Agent (as defined in the Pledge Agreement) and the Lenders under the Pledge Agreement and (ii) confirms that the liens and security interests created by the Pledge Agreement continue to secure the Pledged Obligations (as defined in the Pledge Agreement).

     Each of the undersigned Loan Parties hereby reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Document (including, without limitation, the Notes and the Subsidiary Guaranty Agreement) to which such Person is a party, and each Loan Party agrees that the amendments contained in Amendment No. 1 to First Amended and Restated Credit Agreement shall not in any way affect the validity and/or enforceability of any such other Loan Document, or reduce, impair or discharge the obligations of such Person thereunder.

     Each of the undersigned Loan Parties hereby represents and warrants to the Collateral Agent, the Administrative Agent and the Lenders that: (a) the execution and delivery by the Loan Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Loan Parties, has been duly authorized and approved by all requisite action on the part of the Loan Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Loan Parties, or any indenture, agreement, instrument or undertaking binding on the Loan Parties; (b) this Reaffirmation has been duly executed by the Loan Parties;
(c) the Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Loan Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

     This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of June 16, 2006.

                                        CRAWFORD & COMPANY


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Senior Vice President & Treasurer


                                        CRAWFORD & COMPANY INTERNATIONAL, INC.


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Vice President & Treasurer

                                        CRAWFORD LEASING SERVICES, INC.
                                        THE PRISM NETWORK, INC.
                                        CALESCO, INC.
                                        CRAWFORD & COMPANY
                                           OF NEW YORK, INC.
                                        CRAWFORD & COMPANY
                                           HEALTHCARE MANAGEMENT, INC.
                                        RISK SCIENCES GROUP, INC.
                                        QIRRA CUSTOM SOFTWARE, INC.
                                        BROCKLEHURST MILLER, INC.
                                        BROCKLEHURST, INC.


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Treasurer

           [SIGNATURE PAGE TO CRAWFORD / REAFFIRMATION OF OBLIGATIONS
                 UNDER LOAN DOCUMENTS DATED AS OF JUNE 16, 2006]

                                        CRAWFORD INVESTIGATION SERVICES, INC.


                                        By: /s/ John F. Pflanz
                                            ------------------------------------
                                        Name: John F. Pflanz
                                        Title: President


                                        CRAWFORD & COMPANY, L.P.

                                        By: CRAWFORD & COMPANY,
                                            as General Partner


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Senior Vice President & Treasurer


                                        THE GARDEN CITY GROUP, INC.


                                        By: /s/ J. R. Caporaso
                                            ------------------------------------
                                        Name: Joseph R. Caporaso
                                        Title: Treasurer


                                        CRAWFORD & COMPANY OF CALIFORNIA


                                        By: /s/ Jeffrey B. Van Fleet
                                            ------------------------------------
                                        Name: Jeffrey B. Van Fleet
                                        Title: President

           [SIGNATURE PAGE TO CRAWFORD / REAFFIRMATION OF OBLIGATIONS
                 UNDER LOAN DOCUMENTS DATED AS OF JUNE 16, 2006]

                                        CRAWFORD & COMPANY OF ILLINOIS


                                        By: /s/ Joseph P. Rainey
                                            ------------------------------------
                                        Name: Joseph P. Rainey
                                        Title: President


                                        CRAWFORD & COMPANY OF FLORIDA


                                        By: /s/ Henry Taylor
                                            ------------------------------------
                                        Name: Henry Taylor
                                        Title: President


                                        CRAWFORD & COMPANY
                                           EMPLOYMENT SERVICES, INC.


                                        By: /s/ Matt C. Wilkinson
                                            ------------------------------------
                                        Name: Matt C. Wilkinson
                                        Title: President


                                        CRAWFORD HEALTHCARE
                                        MANAGEMENT OF NORFOLK
                                        AND BALTIMORE, INC.


                                        By: /s/ William L. Beach
                                            ------------------------------------
                                        Name: William L. Beach
                                        Title: Vice President & Secretary

                               [END OF SIGNATURES]


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